Exhibit 99.5

Execution Copy

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”), dated as of October 22, 2015, made by Quest Patent Research Corporation, a Delaware corporation (“Grantor”), in favor of United Wireless Holdings, Inc., a Delaware corporation (“Buyer”),

W I T N E S S E T H:

WHEREAS, the Grantor, the Subsidiaries (as defined therein) and the Buyer are parties to that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “Securities Purchase Agreement”); and

WHEREAS, it is a condition precedent to the Buyer’s purchasing the Notes and Shares from the Grantor under the Securities Purchase Agreement that the Pledgor execute and deliver to the Buyer a security agreement in substantially the form hereof;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce Buyer to make loans to Grantor pursuant to the Securities Purchase Agreement, Grantor agrees, for the benefit of Buyer, as follows:

ARTICLE I DEFINITIONS

SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Collateral” is defined in Section 2.1.

“Distributions” is defined in Section 2.1(c).

“Grantor” is defined in the preamble.

“Indemnified Parties” is defined in Section 6.2(a).

“Investment Property” means “investment property” as defined in the UCC, including, without limitation, all securities, as defined in Article 8-102 of the UCC (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts.

“Buyer” is defined in the first recital.

“Securities Purchase Agreement” is defined in the first recital.

“Pledge Agreement” is defined in the preamble.

“Pledged Interests” is defined in Section 2.1(a).

“Pledged Property” is defined in Section 2.1(b).

“Pledged Subsidiaries” is defined in Section 2.1(a).

“Proceeds” means all proceeds (as defined in the UCC) of any or all of the Collateral, including without limitation (i) any and all proceeds of, all claims for, and all rights of each Grantor to receive the return of any premiums for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of any governmental authority), (iii) all proceeds received or receivable when any or all of the Collateral is sold, exchanged or otherwise disposed, whether voluntarily, involuntarily, in foreclosure or otherwise, (iv) all claims of each Grantor for damages arising out of,, or for breach of or default under, any Collateral, (v) all rights of each Grantor to terminate, amend, supplement, modify or waive performance under any contracts, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (vi) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Secured Obligations” is defined in Section 2.2.

“Securities Purchase Agreement” is defined in the first recital.

“Subsidiary” is defined in the Securities Purchase Agreement.

“Transaction Documents” means the Securities Purchase Agreement, this Pledge Agreement and any and all other documents and agreements entered in connection therewith or substitution thereof.

“UCC” means the Uniform Commercial Code, as in effect in the State of New York, as the same shall be amended from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

SECTION 1.2 Securities Purchase Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Pledge Agreement, including its preamble and recitals, not otherwise defined have the meanings provided in the Securities Purchase Agreement.

SECTION 1.3 UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

ARTICLE II SECURITY INTEREST

SECTION 2.1 Grant of Security. Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to Buyer for its benefit, and hereby grants to Buyer for its benefit, a continuing security interest in all of such Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to the following property (the “Collateral”):

(a) all shares of capital stock of each of Mariner IC Inc., Semcon IP Inc., and IC Kinetics Inc., each a Texas corporation (the “Pledged Subsidiaries”), representing one hundred percent (100%) of all outstanding equity interests therein; all registrations, certificates, agreements or documents governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests, as such interests are amended, modified, or supplemented from time to time, any interests in the Pledged Subsidiaries, taken in extension or renewal thereof or substitution therefor (the “Pledged Interests”), whether or not now or hereafter delivered to Buyer in connection with this Pledge Agreement;

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(b) all assignments of any amounts due or to become due with respect to the Pledged Interests, all other instruments which are now being delivered by Grantor to Buyer or may from time to time hereafter be delivered by Grantor to Buyer for the purpose of pledge under this Pledge Agreement or any other Transaction Document, and all Proceeds of any of the foregoing (collectively, together with the Pledged Interests, the “Pledged Property”), and all interest, and other payments and rights with respect to any Pledged Property;

(c) all cash dividends, disbursements or distributions, equity dividends, disbursements or distributions, other distributions, liquidating dividends or distributions, equity interests resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends or distributions, mergers, consolidations, and all other distributions or payments (whether similar or dissimilar to the foregoing) on or with respect to, or on account of, any Pledged Interest or other rights or interests constituting Collateral (collectively, “Distributions”);

(d) all present and future rights, claims, remedies and privileges of Grantor pertaining to any of the foregoing; and

(e) all Proceeds, products and profits of any of the foregoing, in each case whether now existing or hereafter arising or acquired.

SECTION 2.2 Security for Obligations. This Pledge Agreement secures the indefeasible payment in full and performance of all obligations of Grantor and each Subsidiary now or hereafter existing under the Securities Purchase Agreement, the Notes and each other Transaction Document, whether for principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any bankruptcy proceeding of the Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such bankruptcy proceeding), proceeds, payments, costs, fees, expenses or otherwise, and all other obligations of Grantor and each Subsidiary to Buyer pursuant to any of the Transaction Documents, howsoever created, arising or evidenced, whether in connection with the Securities Purchase Agreement, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, absolute or contingent or now or hereinafter existing or due or to become due, including all renewals, rearrangements, increases, extensions for any period, substitutions, modifications, amendments or supplements in whole or in part of any of the above loan documents, agreements or obligations, and all obligations of Grantor and each Subsidiary, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, or now or hereafter existing under this Pledge Agreement and each other Transaction Document to which it is or may become a party (all such obligations of Grantor and each Subsidiary being the “Secured Obligations”).

SECTION 2.3 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the date that is 15 days after the later of (x) the indefeasible payment in full in cash or performance of all Secured Obligations and (y) the termination or expiration of all commitments of Buyer to Grantor and each Subsidiary under all Transaction Documents; (b) be binding upon Grantor and its successors, transferees and assigns; and (c) inure, together with the rights and remedies of Buyer and its respective successors, transferees and assigns. On the date that is 15 days after the later of (x) the indefeasible payment in full in cash of all Secured Obligations and (y) the termination or expiration of all commitments of Buyer to Grantor and each Subsidiary under all Transaction Documents, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such payment and termination or expiration, Buyer will, at Grantor’s sole expense, deliver to Grantor, without any representations, warranties or recourse of any kind whatsoever other than representations relating to the absence of any action on the part of Buyer to impair, encumber or otherwise affect the ownership of or rights in the Collateral, all Collateral held by Buyer hereunder, and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. If at any time all or any part of any payment theretofore applied by Buyer to any of the Secured Obligations is or must be rescinded or returned by Buyer for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or other similar proceeding of Grantor or any other Person), such Secured Obligations shall, for purposes of this Pledge Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued to be in existence, notwithstanding any application by Buyer or any termination agreement or release provided to Grantor, and this Pledge Agreement shall continue to be effective or reinstated, as the case may be, as to such Secured Obligations, all as though such application by Buyer had not been made.

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SECTION 2.4 Grantor Remains Liable. Anything herein to the contrary notwithstanding (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements, to the same extent as if this Pledge Agreement had not been executed; (b) the exercise by Buyer of any of its rights hereunder shall not release Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral; and (c) Buyer shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Pledge Agreement, nor shall Buyer be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.5 Delivery of Pledged Property.

(a) All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests which are certificated, shall be delivered to and held by or on behalf of Buyer pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary indorsements or instruments of transfer or assignment, duly executed in blank.

(b) To the extent any of the Collateral constitutes an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) or a “security entitlement” (as defined in Section 8-102(a)(l7) of the UCC), Grantor shall take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all actions necessary to grant “control” (as defined in 8-106 of the UCC) to Buyer over such Collateral.

SECTION 2.6 Distributions on Pledged Interests. In the event that any Distribution with respect to any Pledged Interests pledged hereunder is permitted to be paid (in accordance with the Transaction Documents), such Distribution or payment may be paid directly to Grantor if and for so long as an Event of Default has occurred and is continuing pursuant to the Notes. As long as no Event of Default has occurred and is continuing under the Notes, all such payment may be made to Grantor, except as provided in the second sentence of Section 4.10(e). If any Distribution is made in contravention of the Transaction Documents, Grantor shall hold the same segregated and in trust for Buyer until paid to Buyer in accordance with the Transaction Documents.

SECTION 2.7 Security Interest Absolute. All rights of Buyer and the security interests granted to Buyer hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Securities Purchase Agreement, any note, or any other Transaction Document; (b) the failure of Buyer (i) to assert any claim or demand or to enforce any right or remedy against Grantor, any Subsidiary or any other Person under the provisions of the Securities Purchase Agreement, any note, any other Transaction Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or Collateral securing, any Secured Obligations of Grantor or any Subsidiary; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation of Grantor or any Subsidiary; (d) any reduction, limitation, impairment or termination of any Secured Obligations of Grantor or any Subsidiary for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Grantor hereby waives, to the extent permitted by law, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations of Grantor, any Subsidiary or otherwise; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Securities Purchase Agreement, any note or any other Transaction Document; (f) any addition, exchange, release, surrender or non-perfection of any Collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Grantor, any Subsidiary, any surety or any guarantor.

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ARTICLE III REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants unto Buyer as set forth in this Article.

SECTION 3.1 Principal Place of Business: Name. The place of business of Grantor or, if Grantor has more than one place of business, the chief executive officer of Grantor and the office where Grantor keeps its records, is set forth on Schedule I. Since June 7, 2007, Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has Grantor been the subject of any merger or other corporate reorganization.

SECTION 3.2 Authority. Grantor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the liens on the Collateral pursuant to this Pledge Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the liens on the Collateral pursuant to, this Pledge Agreement;

SECTION 3.3 Enforceability. This Agreement constitutes a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally and subject, and subject to any remedies in the nature of equitable relief being in the discretion of the court.

SECTION 3.4 Consents. No approval, consent, compliance, exemption, authorization or other action by or notice to, or filing with, any governmental authority or any other person, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery, performance, validity or enforceability (including the grant of the liens on the Collateral) of this Pledge Agreement except to the extent that a filing under the UCC may be required to perfect the lien granted pursuant to this Pledge Agreement.

SECTION 3.5 Ownership. Grantor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to assign and pledge) the Pledged Interests and the other Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Pledge Agreement.

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SECTION 3.6 No Other Liens. No security agreement, financing statement or continuation statement covering all or part of the Collateral is on file or record in any public office where filing would be appropriate under the UCC, except such as may have been or will be filed in favor of Buyer pursuant to this Pledge Agreement. As of the date of this Pledge Agreement, upon the delivery of certificates representing the Pledged Interests, the lien granted pursuant to this Pledge Agreement in the Collateral will constitute a valid, perfected first priority lien on the Collateral, prior to all other liens, which will be enforceable as such as against all creditors of Grantor and any persons purporting to purchase any Collateral from Grantor, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally. All action necessary or desirable to perfect such lien in each item of the Collateral requested by Buyer has been or will be duly taken.

SECTION 3.7 As to the Pledged Interests.

(a) With respect to the Pledged Interests, all such Pledged Interests are duly authorized and validly issued, fully paid and non-assessable, and all certificates evidencing such Pledged Interests have been duly and validly issued.

(b) Grantor has delivered all Certificated Securities constituting Collateral held by Grantor on the date hereof to Buyer, together with duly executed undated blank stock powers.

(c) The percentage of the issued and outstanding Pledged Interests of the Pledged Subsidiary pledged by Grantor hereunder is one hundred percent (100%) of the total equity capital of the Pledged Subsidiary, and there are no other equity holders of the Pledged Subsidiary other than Grantor.

(d) No Pledged Subsidiary has any outstanding rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire shares of stock or other equity interests in the Pledged Subsidiary.

(e) Grantor has delivered to Buyer complete and correct copies of the organizational documents of the Pledged Subsidiary since inception to date. There are no restrictions on transfer in the organizational documents of the Pledged Subsidiary governing any Pledged Interests or any other agreement related to the Collateral which would limit or restrict (i) the grant of a security interest in the Pledged Interests, (ii) the perfection of such security interest, (iii) the exercise of remedies in respect of such perfected security interest in the Pledged Interests, or (iv) the transfer of the Pledged Interests as contemplated by this Pledge Agreement.

ARTICLE IV COVENANTS

SECTION 4.1 A deviation from the provisions of this Article IV shall not constitute a Default under this Pledge Agreement if such deviation is consented to in writing (in the manner provided in the Securities Purchase Agreement) in advance by Buyer. Debtor will at all times comply in all material respects with the covenants contained in this Article IV, from the date hereof and for so long as any part of the Secured Obligations or the commitment of Buyer to make loans under the Transaction Documents is outstanding.

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SECTION 4.2 Further Assurances.

(a) Grantor agrees that from time to time, at its sole cost and expense, Grantor will promptly execute and deliver all instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Buyer may reasonably request, in order to perfect, maintain and protect any pledge, assignment, or security interest granted, intended or purported to be granted hereby or to enable Buyer to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor (A) at the request of Buyer, shall execute such instruments, endorsements or notices, as may be reasonably necessary or desirable or as Buyer may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby, (B) shall, at the reasonable request of Buyer during the existence of an Event of Default, mark conspicuously each material document included in the Collateral, each chattel paper included in the accounts, and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Buyer, including that such document, chattel paper, or record is subject to the pledge, assignment, and security interest granted hereby, (C) shall, if any Collateral shall be evidenced by a promissory note, negotiable instrument or other instrument or chattel paper, deliver and pledge to Buyer hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Buyer, (D) shall, at Buyer’s reasonable request, take any actions reasonably requested by Buyer to enable Buyer (to the extent applicable law permits the same) to obtain “control” (within the meaning of Section 9-104, 9-105, 9-106, or 9-107, as applicable, of the UCC) with respect to any Collateral with any applicable control agreement or arrangement to be in form and substance satisfactory to Buyer, and (E) until such time as an Event of Default shall have occurred and be continuing and Buyer shall have notified Grantor of the revocation of such power and authority, Grantor (i) will, to the extent commercially reasonable in light of its financial condition at the time, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as Buyer may reasonably request or, in the absence of such request, as Grantor may deem advisable, and (ii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. Buyer may, at any time after an Event of Default has occurred and for so long as the Event of Default is continuing, (i) notify any parties obligated on any of the Collateral to make payment to Buyer of any amounts due or to become due thereunder and (ii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby; (F) after the occurrence and during the continuation of an Event of Default, Buyer is authorized to endorse, in the name of Grantor, any item, howsoever received by Buyer, representing any payment on or other proceeds of any of the Collateral; and (G) file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, U.S.C. §3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or prudent, or as Buyer may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted hereby; (H) furnish to Buyer, from time to time at Buyer’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Buyer may reasonably request, all in reasonable detail; and (I) upon the acquisition after the date hereof by Grantor of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, take such actions with respect to such Collateral or any part thereof as may be required to grant or perfect a security interest therein to Buyer.

(b) Grantor shall pay all filing, registration and recording fees and all refiling, re-registration and re-recording fees, and all other reasonable expenses incident to the execution and acknowledgment of this Pledge Agreement, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Pledge Agreement, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.

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(c) Grantor shall promptly provide to Buyer all information and evidence Buyer may reasonably request concerning the Collateral to enable Buyer to enforce the provisions of this Pledge Agreement.

SECTION 4.3 Change of Name; Jurisdiction of Formation. Grantor shall give Buyer at least 30 days’ prior written notice before it (i) changes the location of its jurisdiction of formation or organization or (ii) uses a trade name other than its current name used on the date hereof. Other than as permitted by the Transaction Documents, Grantor shall not amend, supplement, modify or restate its articles or certificate of incorporation, bylaws, or other equivalent organizational documents, nor amend its name without the prior written consent of Buyer.

SECTION 4.4 Right of Inspection. Grantor shall hold and preserve, at its own cost and expense, satisfactory and complete records of the Collateral and will permit representatives of Buyer, upon reasonable advance notice, at any time during normal business hours to inspect and copy them. At Buyer’s request to Grantor, Grantor shall promptly deliver copies of any and all such records to Buyer.

SECTION 4.5 Negotiable Instruments. If Grantor shall at any time hold or acquire any negotiable instruments that are part of the Collateral, including promissory notes, Grantor shall forthwith endorse, assign and deliver the same to Buyer, accompanied by such instruments of transfer or assignment duly executed in blank as Buyer may from time to time reasonably request. Notwithstanding the foregoing, as long no Event of Default has occurred and is continuing, any and all payments made with respect to such negotiable instruments shall be paid to Grantor.

SECTION 4.6 Other Covenants of Grantor. Grantor agrees that (i) any action or proceeding to enforce Buyer’s rights against the Collateral pursuant to this Pledge Agreement may be taken by Buyer either in such Grantor’s name or in Buyer’s name, as Buyer may deem necessary, and (ii) Grantor will, until the indefeasible payment in full in cash of the Secured Obligations and the termination of the Transaction Documents, warrant and defend its title to the Collateral pledged by it hereunder, and the interest of Buyer in the Collateral against any claim or demand of any persons which could reasonably be expected to materially adversely affect Grantor’s title to, or Buyer’s right or interest in, such Collateral.

SECTION 4.7 Transfers and Other Liens. Grantor shall not: (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or (b) create or suffer to exist any lien or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity, except for the security interest created by this Pledge Agreement.

SECTION 4.8 Compromise of Collateral. Grantor will not adjust, settle or compromise any claim relating to the Collateral or Grantor’s title therein without the prior written consent of Buyer.

SECTION 4.9 Expenses. Except as provided in the Securities Purchase Agreement, Grantor agrees to pay to Buyer all advances, charges, costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Buyer in connection with the transaction which gives rise to this Pledge Agreement, in connection with confirming, perfecting and preserving the security interest created under this Pledge Agreement, in connection with protecting Buyers against the claims or interests of any Person against the Collateral, and in exercising any right, power or remedy conferred by this Pledge Agreement or by law or in equity (including, but not limited to, reasonable attorneys’ fees and legal expenses incurred by Buyer in the collection of instruments deposited with or purchased by Buyer and amounts incurred in connection with the operation, maintenance or foreclosure of any or all of the Collateral). The amount of all such advances, charges, costs and expenses shall be due and payable by Grantor to Buyer thirty (30) days after invoice or demand by Buyer together with interest thereon from the due date at the interest rate applicable to the Notes.

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SECTION 4.10 As to Investment Property. Grantor hereby covenants and agrees as follows:

(a) Organizational Documents of Subsidiary. Grantor will not vote or take any other action (as stockholder or otherwise) to amend or terminate any organizational document of the Pledged Subsidiary in any way that (i) changes the rights of Grantor with respect to any Pledged Property or other Collateral or (ii) adversely affects the validity, perfection or priority of Buyer’s security interest.

(b) Ownership of the Pledged Subsidiary. Grantor shall not allow or permit the Pledged Subsidiary to issue any stock or other equity interest in addition to or in substitution for the Pledged Interests pledged hereunder, except for additional stock issued to Grantor; provided that (i) such stock is immediately pledged and delivered to Buyer, together with stock powers duly endorsed in blank, with Medallion program signature guaranties, and (ii) Grantor delivers a supplement or amendment to this Pledge Agreement identifying such stock as Pledged Property. Grantor shall not permit the Pledged Subsidiary to issue any stock, warrants, options, contracts or other commitments or other securities that are convertible to any of the foregoing or that entitle any person to purchase any of the foregoing, and except for this Pledge Agreement or any other Transaction Document shall not, and shall not permit the Pledged Subsidiary to, enter into any agreement creating any restriction or condition upon the transfer, voting or control of any Pledged Property.

(c) Certificated Securities (Stock Powers). Grantor agrees that all Certificated Securities constituting Collateral) delivered by Grantor pursuant to this Pledge Agreement will be accompanied by duly endorsed undated blank stock powers, with Medallion program signature guaranties, or other equivalent instruments of transfer acceptable to Buyer. Grantor will, from time to time upon the request of Buyer, promptly deliver to Buyer such stock powers, instruments and similar documents, satisfactory in form and substance to Buyer, with respect to the Collateral as Buyer may reasonably request. Upon the occurrence of an Event of Default, Buyer will have the right, without notice to Grantor, to transfer all or any portion of the Collateral to its name or the name of its nominee or agent solely for the purpose of enforcing its rights set forth in this Agreement.

(d) Continuous Pledge. Subject to Section 4.10(e), if Grantor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any Pledged Property, Distributions, or Proceeds in respect of any of the foregoing Collateral, Grantor shall accept the same as Buyer’s agent, hold the same in trust for Buyer and, unless permitted to be distributed to Grantor pursuant to the Transaction Documents, deliver the same forthwith to Buyer in the exact form received. In case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of the Pledged Subsidiary, or pursuant to the reorganization of the Pledged Subsidiary, the property so distributed shall be delivered to Buyer to be held by it as additional Collateral securing the Secured Obligations subject to the terms hereof.

(e) Voting Rights; Dividends. etc.

(i) So long as no Event of Default has occurred and is continuing:

(A) Except as otherwise provided in the Transaction Documents, Grantor will be entitled to exercise or refrain from exercising any and all voting and other consensual rights (whether as a stockholder or otherwise) pertaining to the Pledged Property and all other incidental rights of ownership with respect to the Collateral for any purpose not inconsistent with the terms of the Transaction Documents or materially and adversely affecting the rights inuring to a holder of the Collateral or the rights and remedies of Buyer under this Pledge Agreement or any other Transaction Document or Buyer’s ability to exercise the same;

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(B) If requested by Grantor, Buyer will execute and deliver to Grantor all proxies and other instruments as Grantor may from time to time reasonably request to enable Grantor to exercise the voting and other consensual rights (whether as a stockholder or otherwise) pertaining to the Pledged Property and all other incidental rights of ownership with respect to the Collateral when and to the extent that it is entitled to exercise the same under clause (A) above or to receive the cash Distributions that it is entitled to receive pursuant to clause (C) below; and

(C) Grantor will be entitled to receive, retain and/or expend, dividend or distribute any and all cash Distributions paid on the Pledged Property to the extent and only to the extent that such cash Distributions are not expressly prohibited by, and are otherwise paid in accordance with, the terms and conditions of the Monetization Proceeds Agreement and the other Transaction Documents and applicable laws. All non-cash Distributions and all Distributions paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, or resulting from a subdivision, combination or reclassification of the Pledged Interests of the Pledged Subsidiary or received in exchange for Pledged Property or any part thereof, or in redemption thereof, or as part of any merger, consolidation, acquisition or other exchange of assets to which the Pledged Subsidiary may be a party or otherwise, will be and become additional Collateral securing the Secured Obligations subject to the terms hereof.

(ii) Upon the occurrence and during the continuance of an Event of Default:

(A) All rights of Grantor to exercise or refrain from exercising the voting and other consensual rights (whether as a stockholder or otherwise) pertaining to the Pledged Property and all other incidental rights of ownership with respect to the Collateral that Grantor would otherwise be entitled to exercise pursuant hereto will cease and all such rights will thereupon become vested in Buyer who will thereupon have the sole right to exercise such voting and other consensual rights (whether as a as a stockholder or otherwise);

(B) In order to facilitate Buyer’s exercise of the voting and other consensual rights that it may be entitled to exercise hereunder and to receive all Distributions, GRANTOR HEREBY GRANTS BUYER AN IRREVOCABLE PROXY (WHICH IRREVOCABLE PROXY SHALL CONTINUE IN EFFECT UNTIL THE TERMINATION DATE OF THIS SECURITY AGREEMENT) EXERCISABLE DURING THE CONTINUATION OF AN EVENT OF DEFAULT, TO VOTE THE PLEDGED INTERESTS, AND SUCH OTHER COLLATERAL; AND Grantor will promptly execute and deliver all proxies, payment orders or other instruments as Buyer may reasonably request and Grantor acknowledges that Buyer may utilize the power of attorney set forth herein; and

(C) All rights of Grantor to Distributions that Grantor is authorized to receive pursuant to Section 4.10(e)(i)(C) above will cease, and all such rights will thereupon become vested in Buyer, which will have the sole and exclusive right and authority to receive and retain such Distributions.

ARTICLE V RIGHTS, REMEDIES AND DEFAULT

SECTION 5.1 Events of Default. An “Event of Default” under this Pledge Agreement shall occur upon (a) any breach of Section 3.5, Sections 3.7(d), Section 3.7(e), Section 4.7 or Section 4.10 of this Pledge Agreement, which breach remains uncured after 7 days written notice to Grantor setting forth in reasonable detail the nature of the breach (provided, that no such cure period or a shorter cure period elected by Buyer shall apply upon the occurrence of any such breach which materially impairs Buyer’s security interest in the Collateral and/or is not curable or reasonably likely to be cured within such cure period); (b) any material breach of the other provisions of this Pledge Agreement, which breach remains uncured after 30 days written notice to Grantor setting forth the nature of the breach; and (c) the occurrence of any Event of Default as defined in the Notes or any default or event of default under the other Transaction Documents that provides for events of default, subject to any notice and cure periods contained therein.

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SECTION 5.2 With Respect to Collateral. Buyer is hereby fully authorized and empowered (without the necessity of any further consent or authorization from Grantor) and the right is expressly granted to Buyer, and Grantor hereby constitutes, appoints and makes Buyer as Grantor’s true and lawful attorney-in-fact and agent for Grantor and in Grantor’s name, place and stead with full power of substitution, in Buyer’s name or Grantor’s name or otherwise, for Buyer’s sole use and benefit, but at Grantor’s cost and expense, to exercise, without notice, all or any of the following powers at any time following the occurrence and during the continuation of an Event of Default hereunder, in addition to the rights set forth in Section 4.8(e)(ii) above and any other rights and remedies of Buyer, with respect to all or any of the Collateral:

(a) notify obligors on the Collateral to make and deliver payment to Buyer;

(b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to the Collateral and otherwise deal with Proceeds;

(c) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Buyer in connection therewith, in Grantor’s name or its own name or otherwise;

(d) to file any claim or to take other action or proceeding in any court of law or equity or otherwise, or settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(e) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relative goods, as fully and effectively as if Buyer were the absolute owner thereof;

(f) to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto; and

(g) to act as the sole stockholder of the Pledged Subsidiary and to take all of the foregoing actions with respect to the Pledged Subsidiary with respect to any and all assets, claims, rights and other properties of the Pledged Subsidiary;

provided, however, that Buyer shall be accountable only for amounts it actually receives as a result of the exercise of such powers and Buyer shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

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SECTION 5.3 Certain Remedies. If, and for as long as, any Event of Default shall have occurred and be continuing:

(a) Buyer may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and also may (i) require Grantor to, and Grantor hereby agrees that it will, at its expense and upon reasonable request of Buyer forthwith, assemble all or part of the Collateral as directed by Buyer and make it available to Buyer at a place to be designated by Buyer that is reasonably convenient to both parties and (ii) without notice except as specified below or, if notice cannot be waived under the UCC, as required to be provided by the UCC, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Buyer’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Buyer may deem commercially reasonable; provided, that any sale of Collateral which constitutes securities, as defined by the federal securities laws, shall be made in compliance with applicable federal and state securities laws. Grantor agrees that, to the extent notice of sale or disposition shall be required by law, at least ten (10) days’ prior notice to Grantor of the time and place of any public sale or disposition or the time after which any private sale or disposition is to be made shall constitute reasonable notification; provided, however, that with respect to Collateral that is (A) perishable or threatens to decline speedily in value, or (B) is of a type customarily sold on a recognized market (including but not limited to, Investment Property), no notice of sale or disposition need be given. For purposes of this Article V, notice of any intended sale or disposition of any Collateral may be given by in the manner set forth in the Securities Purchase Agreement. Buyer shall not be obligated to make any sale of Collateral regardless of notice of sale or disposition having been given. Buyer may adjourn any public or private sale or disposition from time to time by announcement at the time and place fixed therefore, and such sale or disposition may, without further notice, be made at the time and place to which it was so adjourned.

(b) Grantor recognizes that Buyer may be unable to effect a public sale of the Pledged Interests by reason of certain prohibitions contained in the United States federal securities laws and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchases which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Grantor than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves result in a determination that such sale was not made in a commercially reasonable manner. Buyer shall be under no obligation to delay a sale of any of the Pledged Interests for the time period necessary to permit the Pledged Subsidiary to register such securities for public sale under applicable securities laws, even if the Pledged Subsidiary agreed to do so. Grantor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or a portion of the Pledged Interests pursuant to this Pledge Agreement valid and binding and in compliance with the organizational documents of the Pledged Subsidiary and any other applicable law, statute, rule or regulation or other determination of any court, board, commission, agency or instrumentality of the federal or state government or of any municipality or any agency.

(c) All amounts received as a result of the exercise of remedies under this Pledge Agreement or under applicable law shall be applied upon receipt to the Secured Obligations as set forth in the Transaction Documents.

(d) Buyer may do any or all of the following: (i) transfer all or any part of the Collateral into the name of Buyer or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to Buyer of any amount due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iv) endorse any checks, drafts, or other writings in Grantor’s name to allow collection of the Collateral, (v) take control of any Proceeds of the Collateral, (vi) execute (in the name, place and stead of Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral, or (vii) act as the sole stockholder of the Pledged Subsidiary and to take all of the foregoing actions with respect to the Pledged Subsidiary with respect to any and all assets, claims, rights and other properties of the Pledged Subsidiary.

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SECTION 5.4 Indemnitv and Expenses.

(a) Without limiting the generality of the provisions of the Transaction Documents, Grantor indemnifies and holds harmless Buyer and each of its respective officers, directors, employees and agents (the “Indemnified Parties”) from and against any and all claims, losses and liabilities arising out of or resulting from this Pledge Agreement or any other Transaction Document (including, without limitation, enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from any Indemnified Party’s bad faith, gross negligence, willful misconduct or unlawful acts. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the foregoing which is permissible under applicable law.

(b) Grantor will upon demand pay to Buyer and any local counsel (which shall be limited to one firm in any jurisdiction) the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Buyer and any local counsel may incur in connection herewith, including without limitation in connection with (i) the administration of this Pledge Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Buyer and any local counsel or any of Buyer Parties hereunder or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

SECTION 5.5 Warranties. Buyer may sell the Collateral without g1vmg any warranties or representations as to the Collateral. Buyer may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VI MISCELLANEOUS PROVISIONS

SECTION 6.1 Amendments; Releases; etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 6.2 Notices. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission or email) and mailed, faxed or delivered, to the address, facsimile number or email address specified for notices at the address or facsimile number or email address below its signature or as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile or email, shall be deemed given when transmitted and a receipt, demonstrating successful transmission, is received by the sender. [conform to SPA].

SECTION 6.3 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Pledge Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Pledge Agreement.

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SECTION 6.4 Severability. Any provision of this Pledge Agreement to which Grantor is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.5 Execution in Counterparts, Effectiveness, etc. This Pledge Agreement may be transmitted and/or signed by facsimile or other electronic transmission. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Parties. Buyer may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or electronically transmitted document or signature. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Pledge Agreement shall become effective when counterparts hereof executed on behalf of Grantor and Buyer shall have been received by Buyer or its representative.

SECTION 6.6 Governing Law, Entire Agreement. This Pledge Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state (without giving effect to the principles thereof relating to conflict of law), except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of New York. This Pledge Agreement and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 6.7 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BUYER PARTIES OR GRANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT BUYER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE OF THE STATE OF NEW YORK. GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

SECTION 6.8 Filing as a Financing Statement. At the option of Buyer, this Pledge Agreement, or a carbon, photographic or other reproduction of this Pledge Agreement or of any Uniform Commercial Code financing statement, continuations and amendments thereto, covering all of the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such without the signature of Grantor where and to the full extent permitted by applicable law.

[SIGNATURES PAGE FOLLOWS IMMEDIATELY]

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTOR:

Quest Patent Research Corporation,
a Delaware corporation

By:	/s/ Jon Scahill
Name: Jon Scahill
Title: CEO

BUYER:

United Wireless Holdings Inc.
a Delaware corporation

By:	/s/ Andrew C. Fiton
Name:
Title:

The undersigned Pledged Subsidiaries hereby consent to the foregoing Pledge and Security Agreement

Mariner IC Inc.

By:	/s/ Jon Scahill
Name: Jon Scahill
Title: CEO

Semcon IP Inc.

By:	/s/ Jon Scahill
Name: Jon Scahill
Title: CEO

IC Kinetics Inc.

By:	/s/ Jon Scahill
Name: Jon Scahill
Title: CEO

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Schedule I

1.	State(s)/Jurisdictions(s) in which Collateral is located:

Grantor’ assets – Rye, New York

2.	Grantor’s Information:

Quest Patent Research Corporation.

a Delaware corporation

ID No.: 2132451

Executive Offices Address:

411 Theodore Fremd Avenue, Suite 206S

Rye, New York, 10580

Chief Executive Officer: Jon Scahill

Foreign Corporation Qualification Numbers: None